                                                                    EXHIBIT 24.1


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Roslyn, State of New York on May 13, 1996.

                                    COINMACH LAUNDRY CORPORATION


                                    By: /s/ STEPHEN R. KERRIGAN
                                       --------------------------------------
                                      Stephen R. Kerrigan
                                      Chief Executive Officer


                               POWER OF ATTORNEY

     The undersigned directors and officers of Coinmach Laundry Corporation hereby constitute and appoint Stephen R. Kerrigan and Robert M. Doyle, and each of them, with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign on his behalf any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement and any other registration statement (and any amendments thereto) filed for the purpose of registering additional shares of Common Stock pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in about the premises as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm that all such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on May 13, 1996.

               Signature                       Title
               ---------                       -----


       /s/ STEPHEN R. KERRIGAN             Chairman of the Board of Directors
  -------------------------------------    and Chief Executive Officer
               Stephen R. Kerrigan

       /s/ MITCHELL BLATT                  Director, President and Chief Operating Officer
  -------------------------------------
               Mitchell Blatt


       /s/ ROBERT M. DOYLE                 Chief Financial Officer and Senior Vice
  -------------------------------------    President
               Robert M. Doyle


       /s/ JOHN E. DENSON                   Senior Vice President
  -------------------------------------
               John E. Denson


       /s/ MICHAEL STANKY                   Senior Vice President
  -------------------------------------
               Michael Stanky

               Signature                       Title
               ---------                       -----


       /s/ DAVID A. DONNINI                    Director
  -----------------------------------------
               David A. Donnini


       /s/ JAMES N. CHAPMAN                    Director
  ------------------------------------------
               James N. Chapman


       /s/ BRUCE V. RAUNER                     Director
  ---------------------------------------
               Bruce V. Rauner